MAS Capital Group, Inc.

MAS Capital International Financial Mansion,
No. 568 Hong Xu Rd., Minghang District, Shanghai, China

ENGAGEMENT AGREEMENT

Nami Corp.
3773 Howard Hughes Parkway, Suite 500S
Las Vegas, Nevada 89169
U.S.A.

March 28, 2018

Re: Engagement

Dear Sirs,

Consistent with our understanding of the goals and objectives of the Company, MAS Capital Group, Inc. ("MAS") proposes to provide Exclusive advisory services to Nami Corp. (the "Company") for Nasdaq Up-listing, which requires assembling a professional service team, file a S-1 registration statement with the SEC (the "Offering"), as well as filing a listing application with Nasdaq.

This Engagement Agreement (the "Agreement") sets forth the terms and conditions under which MAS will provide exclusive financial advisory and other professional services to the Company throughout the process.

1. **<u>Structure of the Transaction.</u>** MAS will act as the Company's Exclusive Advisor respecting matters relating to the Company's proposed Nasdaq listing process, which include IPO, Reverse Merger, Private Placement and Public Offering. These services include but are not limited to the following: (i) overall management and coordination of the process; (ii) undertaking activities related to the collection and analysis of due diligence; (iii) interacting with Shell principals and negotiating definitive purchase agreement; (iv) financial analysis, including valuation analysis; and (v) managing the interrelationship of placement agent, legal and accounting activities to ensure the transaction moves according to time table.

MAS will act as the Company's Exclusive Advisor respecting matters relating to the financing of its business as follows.

2. **Term.** The term of this Agreement shall be for a period of three (3) years from the date of execution hereof (the "Effective Date") or until the completion of Nasdaq listing, whichever occurs later. The Company may terminate this Agreement at its election, without further obligation or liability, at any time that MAS fails to meet its obligations under this Agreement in a manner which would constitute a material breach. In the case of any claim of a material breach the party claimed against shall have 5 days following notice of a claim to cure such breach unless such breach, by its nature, cannot be cured.

3. **Company and MAS Responsibilities.** The Company represents and warrants to MAS that, to the best of its knowledge, any and all information provided in connection with any transaction that may be initiated under the terms and conditions of this Agreement, in a form including but not limited to a business plan, private placement memorandum, correspondence and collateral material, whether it is for or to anyone connected with the or distributed to outside parties, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

   The Company agrees and acknowledges that any and all due diligence investigation conducted by MAS is for the sole benefit and use by MAS and will not and may not be relied on by any other person or entity, and that all prospective investors will be required to conduct their own due diligence prior to participating in any transaction.

   The Company is fully aware that MAS is not a licensed securities broker-dealer in any country. Any activities required to be conducted through a licensed securities broker-dealer, the Company shall retain a securities broker-dealer.

4. **Fees.** The Company will pay to MAS the following advisory fees as consideration for the services described herein:

   I. Retainer

   (a) Upon receipt of this Engagement, MAS shall be paid the sum of

US$50,000 (Fifty Thousand Dollars), which will serve as initial payment, which has already been paid.

(b) After signing agreement with US accounting firm (for US GAAP audit) and US law firm (for Super 8-K and S-1 filing), MAS shall be paid the sum of US$50,000 (Fifty Thousand Dollars).

(c) After initial filing of Super 8-K for acquisition of GMCI Corp.'s mining assets, MAS shall be paid the sum of US$50,000 (Fifty Thousand Dollars).

(d) After the initial filing of S-1 registration statement with the SEC, MAS shall be paid the sum of US$50,000 (Fifty Thousand Dollars).

(e) After initial filing of listing application with Nasdaq, MAS shall be paid the sum of US$25,000 (Twenty Five Thousand Dollars).

(f) After approval of listing application with Nasdaq, MAS shall be paid the sum of US$25,000 (Twenty Five Thousand Dollars).

II. Stock Compensation

After issuing shares in connection with acquisition of the mining assets of GMCI Corp., MAS is entitled to an undiluted 3% of the total ownership or shares outstanding of the Company ("MAS Shares"), which shall be registered for resell on the form S-1. As soon as practicable, the Company shall issue the MAS Shares and remove transfer restriction at the Transfer Agent upon approval of NASDAQ listing

III. Cash – Private Placement and Public Offering

Subject to the approval of the Company, and concurrent with each closing under the Private Placement or Public Offering (each such event a "Closing" and all such events together the "Closings"), MAS will be paid a fee of a) 3.0% (Three Percent) of the funds raised if broker-dealer or placement agent is involved (excluding any commissions and fees payable to the broker-dealer or placement agent b) 12.0% (Twelve Percent) of the funds raised to investors introduced by MAS if no broker-dealer or placement agent is involved or c) 1.5% (One point five Percent) of the funds raised if placed directly by the Company. An escrow, trust or similar third party agent will be used for each closing to which MAS shall be a party. All consideration due to MAS shall be

paid to MAS directly from the proceeds at each Closing.

IV. Placement Commission

The Private Placement and Public Offering are anticipated to be conducted through broker-dealer(s) or placement agent(s). The fees payable to MAS described in this section do not include any commissions or fees payable to the broker-dealer(s) or placement agent(s) involved in the transactions.

5. All forms of compensation set forth in this Agreement are due and payable to MAS with respect to any completed transaction by and between the Company and any person or entity and their affiliates having previously met with, spoken to and/or introduced by MAS for the period from the execution date of this Agreement through the end of the 24th month following the termination date of this Agreement, after giving effect to any and all extensions to this Agreement.

All consideration payable to MAS pursuant to the terms and conditions of this Agreement, are due and payable on or before its respective due date. MAS, as an accommodation may present the Company with an invoice for such amounts due, however payment is not subject to the receipt of an invoice. This Agreement shall serve as the Company's documentation for payment processing and remittances.

6. **Expenses.** The Company is responsible for all costs related to the Private Placement and Public Offerings, including but not limited to the Company's legal fees, printing and reproduction costs, accounting and other professional services, Blue Sky registration fees, road show and travel related expense (any road show and travel related expenses must be approved by the Company) and miscellaneous out-of-pocket expenses incurred in connection with this engagement. Specifically, the Company is responsible for all legal fees and expenses related to the OTCQB(Venture Board), NASDAQ, NYSE, NYSE Amex, TSX, TSX, Frankfurt Stock Exchange, Berlin Stock Exchange or any other exchange listing and the filing of a registration statement.

The Company will reimburse MAS travel related expenses incurred by MAS's personnel to the Company's facilities in Malaysia, as well as road show related travel expenses in the U.S.

Any expenses incurred by MAS on behalf of the Company, related to this engagement will be invoiced and due upon receipt. Approved expenses not paid directly by the Company will be deducted from the proceeds of any Closing and reimbursed to MAS. In general, all expenses shall be pre-approved by the Company or incurred as a result of engagements entered into by the Company.

7. **Approval of Professionals.** MAS and the Company will mutually agree upon the retention of all professionals related to the Offerings (IPO, DPO and RTO transactions, Private Placement and Public Offerings) including but not limited to Company counsel, auditors, placement agent(s), broker-dealer(s), investor relations firm(s), and independent research firm(s).

8. **Exclusive Agency.** MAS is hereby engaged as the Company's exclusive agent respecting all advisory services that may be required by the Company related to the IPO, DPO, RTO Transaction, Private Placement and Public Offerings. MAS will use its best efforts to assist the Company to achieve its goals as envisioned in this Agreement.

9. **Representations and Warranties.** The Company represents and warrants to MAS that (i) the Company will not cause or knowingly permit any action to be taken in connection with the Private Placement which violates the Securities Act of 1933 or any state securities laws; (ii) the Company will cooperate with MAS so as to permit the Private Placement to be conducted in a manner consistent with the applicable state and federal securities laws; (iii) all information and statements provided by the Company and included in, but not limited to the PPM, business plan, correspondence and any and all collateral material will be true and correct; (iv) the PPM will not be misleading or violate the anti-fraud provisions of the Securities and Exchange Act of 1934; (v) current Company management, as disclosed to MAS, will continue in place after the Private Placement for a reasonable period of time; (vi) there will be included in the PPM financial statements of the Company for the last three fiscal years or for such shorter period as the Company was in existence and the latest unaudited comparative quarterly or other interim financial statements; (vii) the financial statements will fairly reflect the financial condition of the Company and the results of its operations at a time and for the periods covered by such financial statements, and such statements will be substantially as heretofore represented to MAS; (viii) the Company does not

know of any undisclosed facts adversely affecting the PPM or the Private Placement; (ix) the Company will immediately disclose to MAS, in writing, any new facts as they may arise that may adversely affect the PPM or the Private Placement; and (x) the Company will prepare and deliver to MAS its most recent estimate of sales, earnings, and cash flow and agrees to update those estimates on a monthly basis during the term of this Agreement. The Company agrees to indemnify and hold MAS and its attorneys, accountants, agents, employees, officers and directors, free and harmless from any liability, cost and expense, including attorneys' fees in the event of a breach of this representation and warranty.

10. **Indemnification.** In consideration of the services to be provided by MAS under this Agreement, the Company agrees to Indemnify and hold harmless MAS and all of its directors, officers, employees, consultants or agents (each individually an "Indemnified Person") from and against any losses, claims, damages or liabilities to which such Indemnified Person may become subject arising out of our in connection with the rendering of services by MAS hereunder, except to the extent that such losses, claims, damages or liabilities are determined in judicial rulings to have primarily resulted from the negligence or willful misconduct of such Indemnified Person and reimburse such Indemnified Person for reasonable legal and other expenses as they are incurred, that arise in connection with investigating, preparing to defend or defending any lawsuit, claim or proceeding and any appeals therefrom arising in any manner out of or in connection with the rendering of services by MAS, provided, however that in the event a final judicial determination is made to the effect specified above, such Indemnified Person will promptly remit to the Company any amounts reimbursed under the section.

The Company and MAS agree that (i) the indemnification and reimbursement commitments set forth above shall apply whether or not such Indemnified Person is a named party to any such lawsuit, claim or other proceeding; and (ii) promptly upon receipt by the Company, the Company will immediately disclose to MAS, in writing, any new facts as they may arise that may adversely affect the Transaction.

This indemnification shall survive any termination of this Agreement.

11. **Conditions of Performance by the Advisor.** Notwithstanding anything to the contrary set forth hereinabove, the performance of the obligations of MAS as provided in this Agreement is specifically subject to and conditioned upon the completion of in-depth investigative procedures, with satisfactory reports of the Company, its directors and officers as well as the Company's operations and general performance (also referred to as "due diligence" procedures). MAS will determine, in its sole discretion, the determination and interpretation of any and all information provided as a result of said investigative procedures.

12. **Successors.** This Agreement is binding upon the parties hereto and their respective permissible assigns, successors, heirs and personal representatives, and shall inure to their benefit.

13. **Assignment.** Neither this Agreement nor any right pursuant hereto nor interest herein shall be assignable by any of the parties hereto without the prior written consent of the other parties hereto, except as expressly permitted herein.

14. **Governing Law and Jurisdiction.** This Agreement shall be governed and construed and enforced in accordance with the laws of United States.

15. **Costs and Attorneys' Fees.** Any claim or controversy arising out of or relating to this Agreement, or the interpretation thereof, or any issue as to whether or not this Agreement is subject to arbitration, shall be settled by arbitration and shall be conducted in United States. Judgment based upon decision of the arbitrators may be entered in any court having jurisdiction hereof. Both parties agree to accept telephonic testimony in lieu of personal appearances. The prevailing party shall be entitled to recovery of costs, fees (including attorneys' fees) and taxes paid or incurred in obtaining the award. Further, any costs, fees or taxes incurred in enforcing the award shall be fully assessed against and paid by the party against whom the reward is to be enforced. Both parties agree to limit their respective testimony during the arbitration session to three hours each.

16. **Waiver and Amendment.** No waiver, amendment or modification of any provision of this Agreement shall be effective unless consent by both parties in writing. No failure or delay by either party in exercising any rights, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy. Any terms and/or conditions of this Agreement may be waived at any time, pursuant to this section, but a waiver in one instance shall not be deemed to constitute a waiver in any other instance.

17. **Severability.** If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

18. **Section Headings; Defined Terms.** Numbered and titled section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

19. **Entire Agreement.** This Agreement and any exhibits herein incorporated and attached hereto supersede all prior and contemporaneous negotiations and agreements (whether written or oral) and constitute the entire understanding among the parties.

20. **Confidentiality.** As a result of entering into this Agreement, the parties might have access to information which the parties regard as confidential and proprietary. The parties agree that neither will, except as reasonably required pursuant to this Agreement, use itself, or divulge, furnish, or make accessible to any person any confidential knowledge, knowhow, techniques, or information with respect to the other party unless agreed to in writing by that party.

Very truly yours,

MAS Capital Group, Inc.

For and on behalf of
MAS Capital Group. Inc.

By: Juan Shi Authorized Signature(s)

Juan Shi, Executive Director

Accepted and agreed to this April 28, 2018

Nami Corp.

By: ________________________

Ong Tee Keat, Chairman